GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                        Variable Annuity-1 Series Account
                            Annual Report Form N-30D
                         File Nos. 333-01153, 811-07549

The information required to be contained in this report for the period ending December 31, 1998 includes the attached letter to contract holders and the following previously filed annual reports for the underlying funds of the above-referenced Registrant which are incorporated herein by reference:

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A Word From Charles R. Schwab

Dear Investor:
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                                A Fresh Look and More Helpful Features
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                                                       This report has
                                                       been redesigned
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                             to make it more informative and easier
                          for you to navigate. We hope you will find it a
                           helpful tool in making decisions about your
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                                         Schwab Variable Annuity.(R) For
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                                                     more details, see
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                                    the letter from Charles R. Schwab.
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At Schwab,  we constantly strive to provide you with the service and information you need to become a more knowledgeable investor. To that end, we have added some new features to this report to make it more useful and easier for you to navigate. One of the most exciting changes is a new section that spotlights an
important  topic  on  variable  annuity  investing.   This  issue  covers  asset
allocation, a wise strategy that may help improve the performance of your overall investment portfolio and reduce the risk of investing in only one asset type.

In addition, we've created a Portfolio Fact Sheet for each portfolio available through The Schwab Variable Annuity(R) that gives you a snapshot of its objectives, holdings and other information. It's an easy and quick way to keep track of your investment choices.

As you'll see in the following pages, this report has been redesigned to help you navigate it more easily and find the information you want. For example, we've added tabs along the side of each page to help you locate the portfolios and information you need.

We have also reordered the entire report according to Morningstar's categories, which group portfolios by the asset class in which they typically invest. This reorganization is intended to help you compare one portfolio with others of its type and implement your asset allocation plan.

As always, you will find complete annual reports for each portfolio in The Schwab Variable Annuity, straight from the source: the fund families themselves. It's all part of our efforts to provide you with the help you need and the choices you want.

Sincerely,

/s/ Charles R. Schwab

Charles R. Schwab
Chairman


Alger American Fund
File No. 811-05550
Form N-30D
Filed via EDGAR and accepted on February 23, 1999
Accession No. 0000930413-99-00018

American Century Variable Portfolios, Inc.
File No. 811-05188
Form N-30D
Filed via EDGAR and accepted on February 23, 1999
Accession No. 0000814680-99-000002

Berger IPT-Small Company Fund
File No. 811-07367
Form N-30D
Filed via EDGAR and accepted on February 22, 1999
Accession No. 0001047469-99-006740

Federated Insurance Series
File No. 811-08042
Form N-30D
Filed via EDGAR and accepted on February 26, 1999
Accession No. 0000912577-99-000005

INVESCO Variable Investment Funds, Inc.
File No. 811-08038
Form N-30D
Filed via EDGAR and accepted on February 19, 1999
Accession No. 0000912744-99-000003

Janus Aspen Series
File No. 811-07736
Form N-30D
Filed via EDGAR and accepted on February 26, 1999
Accession No. 0001012709-99-000114

Lexington Emerging Market Funds, Inc.
File No. 811-08250
Form N-30D
Filed via EDGAR and accepted on March 1, 1999
Accession No. 0000201196-99-000039

Montgomery Variable Series: Growth Fund
File No. 811-08782
Form N-30D
Filed via EDGAR and accepted on February 25, 1999
Accession No. 0000929624-99-000345

SAFECO Resource Series Trust
File No. 811-04717
Form N-30D
Filed via EDGAR and accepted on March 5, 1999
Accession No.  0001047469-99-008619

Schwab Annuity Portfolios
File No. 811-08314
Form N-30D
Filed via EDGAR and accepted on February 26, 1999
Accession No. 0000935069-99-000029

Stein Roe Variable Investment Trust
File No. 811-05199
Form N-30D
Filed via EDGAR and accepted on February 26, 1999
Accession No. 0000891804-99-000362

Strong Variable Insurance Funds, Inc.
File No. 811-06553
Form N-30D
Filed via EDGAR and accepted on March 4, 1999
Accession No. 0000914231-99-000012

Van Eck Worldwide Insurance Trust
File No. 811-004297
Form N-30D
Filed via EDGAR and accepted on February 25, 1999
Accession No. 0000950130-99-001004

Van Kampen American Capital Life Insurance Trust
File No. 811-04424
Form N-30D
Filed via EDGAR and accepted on February 24, 1999
Accession No. 0000950124-99-001450